Scout Investments

Scout International Fund
Scout Emerging Markets Fund
Scout Global Equity Fund
Scout Equity Opportunity Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout Low Duration Bond Fund
Scout Core Bond Fund
Scout Core Plus Bond Fund
Scout Unconstrained Bond Fund

Supplement dated November 22, 2016 to the Prospectus dated October 31, 2016

The purpose of this supplement is to update the disclosure regarding the shareholder servicing fees that each series (each a "Fund" and together, the "Funds") of the Scout Funds (the "Trust") is authorized to pay to certain financial services companies that provide shareholder services to the Funds and the Funds' shareholders, effective December 1, 2016, as approved by the Board of Trustees of the Trust.

Accordingly, the following change is made to the Prospectus:

The "Sub-Transfer Agent Fees" sub-section of the "Before You Invest" section on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

Shareholder Servicing Fees. To the extent that financial services companies perform shareholder services such as transaction and shareholder recordkeeping, account administration and other services that would otherwise be provided by the Funds' service providers, the Funds bear a portion of the costs of such arrangement. The Funds are authorized to pay an annual fee of up to 0.15% or 0.10%, or an annual fee of $5.00 per account, depending on the share class and account type. These costs are reflected in the Prospectus Fees and Expenses Tables and related expense ratio information published for the Funds. With respect to the Class Y shares of the Scout Core Bond and Core Plus Bond Funds, the payment for these fees is made through the Shareholder Servicing Plan, as described above.

You should keep this Supplement for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.